UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

AEON Biopharma, Inc.

(Name of Registrant as Specified in its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96001-P53111 Your Vote Counts! AEON BIOPHARMA, INC. ATTN: CHIEF LEGAL OFFICER 5 PARK PLAZA, SUITE 1750 IRVINE, CA 92614 AEON BIOPHARMA, INC. 2026 Annual Meeting Vote by June 16, 2026 11:59 PM ET Vote in Person at the Meeting* June 17, 2026 10:00 a.m. Pacific Time 5 Park Plaza, Suite 1750 Irvine, CA 92614 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You invested in AEON BIOPHARMA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2026. Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V96002-P53111 Voting Items Board Recommends 1. Election of Directors For Nominees: 01) Marc Forth 02) Seongsoo Park 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.